AIG FOCUSED DIVIDEND STRATEGY II FUND
Portfolio of Investments — January 31, 2021 — (unaudited)

Security Description	Shares	Value (Note 1)
COMMON STOCKS — 102.0%
Beverages-Non-alcoholic — 2.9%
Coca-Cola Co.	727	$35,005
Chemicals-Diversified — 4.4%
Dow, Inc.	1,025	53,198
Computer Services — 2.6%
International Business Machines Corp.	265	31,564
Computers — 4.5%
HP, Inc.	2,246	54,668
Computers-Memory Devices — 4.3%
NetApp, Inc.	776	51,557
Cosmetics & Toiletries — 6.2%
Colgate-Palmolive Co.	479	37,362
Procter & Gamble Co.	288	36,924
		74,286
Data Processing/Management — 3.5%
Paychex, Inc.	485	42,350
Diversified Banking Institutions — 3.9%
JPMorgan Chase & Co.	363	46,707
Diversified Manufacturing Operations — 6.6%
3M Co.	223	39,172
Illinois Tool Works, Inc.	208	40,396
		79,568
Electric Products-Misc. — 4.0%
Emerson Electric Co.	604	47,927
Electronic Components-Semiconductors — 8.6%
Broadcom, Inc.	123	55,412
Texas Instruments, Inc.	290	48,050
		103,462
Food-Misc./Diversified — 2.7%
General Mills, Inc.	554	32,187
Insurance-Property/Casualty — 3.3%
Travelers Cos., Inc.	296	40,345
Internet Security — 2.7%
NortonLifeLock, Inc.	1,517	31,963
Medical-Biomedical/Gene — 2.8%
Amgen, Inc.	139	33,559
Medical-Drugs — 11.9%
Bristol-Myers Squibb Co.	536	32,927
Johnson & Johnson	271	44,208
Merck & Co., Inc.	462	35,606
Pfizer, Inc.	851	30,551
		143,292
Medical-Wholesale Drug Distribution — 6.3%
AmerisourceBergen Corp.	380	39,596
Cardinal Health, Inc.	683	36,698
		76,294
Networking Products — 2.9%
Cisco Systems, Inc.	793	35,352
Oil Companies-Integrated — 2.5%
Chevron Corp.	359	30,587
Retail-Consumer Electronics — 4.0%
Best Buy Co., Inc.	438	47,663
Retail-Drug Store — 3.3%
Walgreens Boots Alliance, Inc.	796	39,999
Semiconductor Components-Integrated Circuits — 5.4%
QUALCOMM, Inc.	413	64,544
Telephone-Integrated — 2.7%
Verizon Communications, Inc.	584	31,974
TOTAL INVESTMENTS (cost $1,024,808)	102.0%	1,228,051
Liabilities in excess of other assets	(2.0)	(23,615)
NET ASSETS	100.0%	$1,204,436

The following is a summary of the inputs used to value the Funds’s net assets as of January 31, 2021 (see Note 1):

	Level 1 - Unadjusted	Level 2 - Other	Level 3 - Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$1,228,051	$-	$-	$1,228,051

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Portfolio of Investments

NOTES TO FINANCIAL STATEMENTS — January 31, 2021 — (unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or pay upon transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (“the Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of January 31, 2021, is reported on a schedule at the end of the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter (“OTC”) market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Series, Inc.’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Security and Exchange Commission’s website at http://www.sec.gov.